SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2004

VERITAS Software Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26247	77-0507675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, California (Address of principal executive offices)	94043 (Zip Code)

Registrant’s telephone number, including area code (650) 527-8000

Item 12. Results of Operations and Financial Condition.
SIGNATURE
Exhibit Index
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

On July 27, 2004, VERITAS Software Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release, dated as of July 27, 2004, entitled “VERITAS Software Reports Second Quarter Revenue of $485 Million,” is furnished as Exhibit 99.01 to this Current Report and is incorporated herein by reference.

The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Non-GAAP Financial Measures

The non-GAAP financial measures provided with the financial statements attached to the press release exclude the impact of non-cash charges related to acquisitions, such as the amortization of developed technology, amortization of other intangibles, stock-based compensation expense and write-off of in-process research and development, and the impact of other special items, such as the gain/loss on strategic investments, other stock-based compensation expense and related adjustments to provision for income taxes, on our operating results. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The Company’s management refers to these non-GAAP financial measures, such as non-GAAP operating margins and net income, in making operating decisions because they provide meaningful supplemental information regarding the Company’s operational performance, and its ability to invest in research and development and fund acquisitions and capital expenditures. In addition, these non-GAAP financial measures facilitate management’s internal comparisons to the Company’s historical operating results and comparisons to competitors’ operating results. We include these non-GAAP financial measures because we believe they are useful to investors in allowing for greater transparency to supplemental information used by management in our financial and operational decision-making. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measure as provided with the financial statements attached to the press release.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITAS Software Corporation
/s/ Edwin J. Gillis
Edwin J. Gillis
Date: July 27, 2004	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Title or Description
99.01	Press release entitled “VERITAS Software Reports Second Quarter Revenue of $485 Million,” dated July 27, 2004, announcing financial results of VERITAS Software Corporation for the quarter ended June 30, 2004.